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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  August 2, 2000


                           AXYS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                    000-22788                           22-2969941
    -------------------------------             ------------------------           -------------------------------
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
             Incorporation)                                                                    Number)
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                                 180 Kimball Way
                          South San Francisco, CA 94080
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               (Address of principal executive offices) (Zip Code)

                                 (650) 829-1000
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              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

                  Axys Pharmaceuticals, Inc. announced its financial results for the quarter ended June 30, 2000 in a press release issued on August 2, 2000.
The press release is attached hereto as Exhibit 20.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:  The following exhibits are filed as part of this Report.

         20.1      Press Release, dated August 2, 2000, of Axys Pharmaceuticals,
Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2000

                                            AXYS PHARMACEUTICALS, INC.


                                            By:          /s/ William J. Newell
                                                     --------------------------
                                                     William J. Newell
                                                     Senior Vice President